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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ____________________________________


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                      ____________________________________


        Date of Report (Date of earliest event reported)  April 14, 2004


                           Madison River Capital, LLC
             (Exact Name of Registrant as Specified in Its Charter)



           Delaware                       333-36804               56-2156823
(State or Other Jurisdiction of    Commission File Number      (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)


                             103 South Fifth Street
                          Mebane, North Carolina 27302
          (Address of Principal Executive Offices, Including Zip Code)

                                 (919) 563-1500
              (Registrant's Telephone Number, Including Area Code)





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   The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section.

ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits.

     99.1 Presentation made on April 14, 2004 by Paul H. Sunu, Chief Financial Officer of Madison River Capital, LLC, at the Wachovia Securities Fixed Income Media & Communications Conference in New York, New York.


ITEM 9.  Regulation FD Disclosure

  On April 14, 2004, Paul H. Sunu, Chief Financial Officer of Madison River Capital, LLC, made a presentation at the Wachovia Securities Fixed Income Media & Communications Conference in New York, New York. The presentation is attached hereto as Exhibit 99.1 and is incorporated by reference herein. A copy of the presentation is available on the Investor Relations page of our website at www.madisonriver.net.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MADISON RIVER CAPITAL, LLC


Date:  April 14, 2004                    /s/  PAUL H. SUNU
                                       ---------------------------
                                       Name:  Paul H. Sunu
                                       Title:  Managing Director, Chief
                                               Financial Officer and Secretary

                                 EXHIBIT INDEX

  Exhibit
  Number                                Description
  -------    ------------------------------------------------------------------
   99.1      Presentation made on April 14, 2004 by Paul H. Sunu, Chief
             Financial Officer of Madison River Capital, LLC, at the Wachovia
             Securities Fixed Income Media & Communications Conference in New
             York, New York.